SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          Form 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                             January 25, 1998


              RESIDENTIAL ACCREDIT LOANS, INC.
       (Exact name of the registrant as specified in its charter)

                              33-95932                       51-0368240
Delaware                (Commission File Number)          (I.R.S. Employee
(State or other                                          Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the January 1998 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS6    RALI
1996-QS5    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QS1    RALI
1997-QS2    RALI
1997-QS3    RALI
1997-QS3    RALI
1997-QS4    RALI
1997-QS5    RALI
1997-QS6    RALI
1997-QS7    RALI
1997-QS8    RALI
1997-QS9    RALI
1997-QS10   RALI
1997-QS11   RALI
1997-QS12   RALI


Item 7.  Financial Statements and Exhibits
(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


   By: /s/Davee Olson
 Name:  Davee Olson
Title:  Chief Financial Officer
        and Treasurer
Dated: January 25, 1998